Exhibit 99.1

                                                                                                                                For Immediate Release

                                                                                                                                November 1, 2007

Press Release

Investools Reports Record Third Quarter 2007 Financial Results

Revenue up 111% to Record $84 Million for the Third Quarter

Net Income Swings to $13 Million Profit, $0.19 Per Share, from Prior Year Third Quarter Loss of $0.12 Per Share

NEW YORK, NY — November 1, 2007 — Investools Inc. (NASDAQ: SWIM), a leading provider of online brokerage and investor education services, today announced financial results and selected operating metrics for the third quarter and nine months ended September 30, 2007.

Consolidated financial highlights for the third quarter include:

•                  Record Revenues of $84 million.

•                  Record Net Income of $13 million.

•                  Sales Transaction Volume of $80 million.

•                  Non-GAAP Adjusted EBITDA (before certain items) was $20 million, or 25% of Sales Transaction Volume.

“Strong financial results for the third quarter exceeded our forecasts as thinkorswim’s active retail accounts took advantage of market volatility  and the addition of 9,400 funded accounts  added scale to our rapidly growing brokerage business,” said Lee K. Barba, Chairman and CEO of Investools Inc.  “We successfully executed a ‘portfolio’ acquisition strategy in our investor education business to expand branded student acquisition to record levels while diversifying partner acquisition channels to grow future student acquisition and reduce shareholder exposure to channel concentration.”

thinkorswim highlights for the third quarter ended September 30, 2007 compared to the year-ago period:

•                  Record brokerage revenue of $32 million, up 108%.

•                  New accounts opened, net, of 17,900, up 201%.

•                  Record new accounts funded of 9,400, up 280%.

•                  Funded accounts totaled 47,850 as of September 30, 2007, up 198%.

•                  Retail DARTs of 29,600, up 279%.

•                  Active Trader DARTs of 25,100, up 82%.

•                  Total client assets $2.18 billion, up 145%.

•                  Average client account balance of $43,500 trading 170 times per year.

“thinkorswim has continued to build scale and improve operating margins by attracting record numbers of active, funded accounts. Consistent monthly release upgrades continue to differentiate the thinkorswim platforms and provide unique features including the recent launch of free CNBC Plus streaming, live and commercial-free CNBC video with VOD ticker searchable archived news, thinkscripts rules-based-trading functionality and thinkmobile trading access,” said Lee K. Barba, Chairman and CEO of Investools Inc.

Investor Education Group highlights for the third quarter ended September 30, 2007 compared to the year-ago period:

•                  Revenue of $52 million, up 30%.

•                  Sales Transaction Volume of $47 million, a 16% decline.

•                  Price and offer changes continue to fuel efficient graduate growth:

•                  Record Investools marketed graduates of 7,300, up 65%.

•                  Total paid graduates of 9,470 during the quarter.

•                  Active Investor Toolbox subscribers of 98,000, up 15%.

“We achieved breakout records for Investools branded student acquisition in the third quarter through expanded marketing campaigns, particularly on a national level, that acquired students at a reduced cost from previous quarters. By shifting to a ‘portfolio’ approach to student acquisition and establishing several new relationships, we simultaneously reduced the risk to shareholders of historic partner concentration,” said Lee K. Barba, Chairman and CEO of Investools Inc.

Outlook

“We expect continued growth in revenue and expanding bottom line margins for the fourth quarter based on record October results. Our profitable account acquisition and education models continue to convert to high-value retail thinkorswim trading accounts even as we have tripled open accounts in the last twelve months. As a result, we continue to expect Investools will generate positive GAAP earnings for the balance of 2007 and into 2008,” concluded Mr. Barba.

Conference Call / Webcast Information

Investools will conduct a conference call to discuss third quarter results at 4:30 p.m. Eastern Time today.  The call is being webcast and will be available through Investools’ website at www.investools.com under Investor Relations and through thinkorswim’s website at www.thinkorswim.com under Investor Relations.

About Investools (NASDAQ: SWIM)

Investools Inc. offers market-leading investor education and brokerage and related financial products and services for self-directed investors.  Investools Education Group offers a full range of investor education products and services that provide lifelong learning in a variety of interactive delivery formats, including instructor-led synchronous and asynchronous online courses, in-person workshops, one-on-one and one-to-many online coaching programs and telephone, live-chat and email support. thinkorswim Inc., Investools’ financial technology pioneer and industry-leading online brokerage firm, is focused on providing services to self-directed options traders and active traders. thinkorswim offers customers a broad range of products including equity securities, fixed income, index products, options, futures, other derivatives and foreign exchange. thinkorswim provides unique front end trading platforms that allow its customers to trade electronically and provides sophisticated trading tools and analytics, including tools for implementing complex, multi-leg options strategies.  The products and services offered by Investools Inc. have received numerous accolades from third parties including thinkorswim’s ranking by Barron’s as its top rated software-based online broker and best for options traders (2006 & 2007), and Prophet’s top Barron’s ranking for best technical analysis tools (2006).

Safe Harbor

This press release may contain forward-looking statements. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” or similar statements.  All forward-looking statements are based largely on current expectations, beliefs and assumptions concerning future events that are subject to substantial risks and uncertainties. These risks and uncertainties include, but are not limited to: general changes in economic conditions and changes in conditions affecting the financial services industry specifically, regulatory developments that affect the way we market or sell our products and services, our inability to protect our proprietary technology, our ability to sell existing products and services in both new and existing markets, and other factors which are more fully described in Investools’ filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, actual results may vary in material aspects from those currently anticipated.  The forward-looking statements made in this press release relate only to events as of the date of this release. We undertake no ongoing obligation to update these statements.

Investor Contact:

Ida Kane, SVP and CFO

801.816.6918

ida.kane@investools.com

Media Contact:

Fran Del Valle

212.717.5499

frances.delvalle@influencecentral.com

INVESTOOLS INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

	September 30, 2007	December 31, 2006
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$46,287	$52,923
Marketable securities	2,803	22,141
Accounts receivable, net of allowance ($317 and $74)	20,901	5,885
Receivable from clearing brokers	10,462	—
Income tax receivable	8,441	—
Deferred tax asset	10,820	—
Other current assets	4,067	10,056
Total current assets	103,781	91,005

Long-term restricted cash	385	377
Goodwill	207,235	18,085
Intangible assets, net of accumulated amortization ($13,591 and $4,154)	135,455	2,936
Software development cost, net of accumulated depreciation ($2,543 and $274)	24,236	12,584
Furniture and equipment, net of accumulated depreciation ($7,794 and $4,790)	8,209	5,253
Other long-term assets	20,884	1,397

Total assets	$500,185	$131,637

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current portion of deferred revenue	$133,648	$120,919
Other current liabilities	20,491	15,958
Accounts payable	14,411	4,388
Accrued payroll	13,440	4,870
Accrued tax liabilities	7,968	9,602
Current portion of capitalized lease obligations	208	180
Current portion of notes payable	17,500	—
Total current liabilities	207,666	155,917

Long-term portion of deferred revenue	42,694	38,656
Capitalized lease obligations	385	500
Notes payable	102,500	—
Deferred income taxes	15,947	—
Other long-term accrued liabilities	529	215
Total liabilities	369,721	195,288

Stockholders’ equity (deficit):
Common stock $0.01 par value (65,623 and 45,264 shares issued and outstanding, respectively)	656	453
Additional paid-in capital	324,862	128,115
Accumulated other comprehensive income	38	3
Accumulated deficit	(195,092)	(192,222)
Total stockholders’ equity (deficit)	130,464	(63,651)

Total liabilities and stockholders’ equity (deficit)	$500,185	$131,637

INVESTOOLS INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenue	$84,370	$40,043	$216,845	$126,164
Costs and expenses
Cost of revenue	35,820	26,291	105,717	90,841
Selling expense	16,190	12,154	52,556	36,660
General and administrative expense	15,556	8,353	52,632	25,029
Special charges	310	195	1,275	3,185
Total costs and expenses	67,876	46,993	212,180	155,715

Income (loss) from operations	16,494	(6,950)	4,665	(29,551)

Other income (expense)
Interest expense	(3,903)	(18)	(7,680)	(49)
Interest income	433	734	1,294	1,698
Other	(6)	(70)	—	(68)
Other (expense) income	(3,476)	646	(6,386)	1,581

Net income (loss) before income taxes and cumulative effect of accounting change	13,018	(6,304)	(1,721)	(27,970)
Income tax (benefit) provision	—	(907)	1,150	(851)

Net income (loss) before cumulative effect of accounting change	13,018	(5,397)	(2,871)	(27,119)
Cumulative effect of accounting change	—	—	—	48

Net income (loss)	$13,018	$(5,397)	$(2,871)	$(27,071)

Net income (loss) per common share:
Basic	$0.20	$(0.12)	$(0.05)	$(0.60)
Diluted	$0.19	$(0.12)	$(0.05)	$(0.60)

Weighted average common shares outstanding — basic	65,437	45,111	62,076	44,999
Weighted average common shares outstanding — diluted	68,411	45,111	62,076	44,999

INVESTOOLS INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Cash flows from operating activities:
Net income (loss)	$13,018	$(5,397)	$(2,871)	$(27,071)
Reconciling adjustments:
Depreciation and amortization	5,297	1,194	13,957	3,510
Deferred taxes	(594)	28	173	84
Stock compensation expense	1,857	342	13,391	833
Amortization of exclusivity rights	1,158	—	2,778	—
Decrease in fair value of interest rate swap agreement	1,045	—	479	—
Amortization of debt issue costs	317	—	768	—
Provision for (recovery of) sales return reserve	902	(19)	1,490	526
Provision for lease termination	—	—	136	213
Provision for (recovery of) bad debt	(21)	3	243	(32)
Provision for inventory reserve	70	—	70	—

Loss (gain) on sale of assets	1	—	22	(10)
Impairment of capitalized software development	—		—	1,464
Loss on marketable securities	—	73	4	73
Changes in operating assets and liabilities, net of the effect of acquired businesses:
Accounts receivable	(37)	(2,260)	(13,706)	(1,799)
Receivable from clearing brokers	(1,581)	—	(6,114)	—
Income tax receivable	(65)	—	(21)	—
Other assets	2,422	(719)	6,099	(2,378)
Accounts payable	2,804	189	(2,009)	1,437
Deferred revenue	(5,212)	16,707	17,077	62,502
Accrued payroll	4,243	1,291	4,669	1,619
Other liabilities	(2,425)	3,623	(9,295)	4,223
Accrued tax liabilities	(251)	(1,712)	(263)	58
Net cash provided by operating activities	22,948	13,343	27,077	45,252

Cash flows from investing activities:
Purchases of marketable securities	—	—	—	(23,403)
Proceeds from the maturity of marketable securities	—	1,365	19,811	3,865
Proceeds from the sale of equipment	—	—	25	10
Payments for capitalized software development costs	(4,238)	(1,067)	(8,039)	(4,540)
Purchases of furniture, fixtures and equipment	(1,082)	(622)	(2,859)	(2,621)
Deferred acquisition costs	—	(1,323)	—	(1,323)
Cash paid in business acquisitions, net of cash received	(12)	—	(158,653)	—
Net cash (used in) investing activities	(5,332)	(1,647)	(149,715)	(28,012)

Cash flows from financing activities:
Payments on capital leases	(48)	(42)	(139)	(112)
Payment on note payable	(2,500)	—	(5,000)	—
Changes in long-term restricted cash	(3)	(2)	(8)	4,715
Repurchase of stock	—	—	—	(1,360)
Proceeds from note payable	—	—	125,000	—
Payment of debt issuance costs	—	—	(4,539)	—
Proceeds from exercise of stock options	63	39	661	711
Net cash (used in) provided by financing activities	(2,488)	(5)	115,975	3,954

Effect of foreign exchange rates on cash and cash equivalents	27	—	27	—
Increase (decrease) in cash and cash equivalents	15,155	11,691	(6,636)	21,194
Cash and cash equivalents:
Beginning of period	31,132	20,969	52,923	11,466

End of period	$46,287	$32,660	$46,287	$32,660

Investools Inc.

Operating Metrics thru September 30, 2007

	2007
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
thinkorswim Inc.
Trading Days	20.00	19.00	22.00	20.00	22.00	21.00	20.50	23.00	19.00

Retail DARTs	13,700	15,600	16,200	18,500	20,700	23,400	29,400	29,100	30,300
Active Trader DARTs	20,900	19,100	22,000	22,100	25,700	33,200	34,400	21,800	18,900
Total DARTs	34,600	34,700	38,200	40,600	46,400	56,600	63,800	50,900	49,200

New Funded Retail Accounts	2,325	2,675	3,125	3,525	3,150	3,050	3,250	3,200	2,950
Net New Funded Retail Accounts	2,175	2,525	2,950	3,350	2,950	2,875	3,075	3,000	2,675
Month End Funded Retail Accounts	24,450	26,975	29,925	33,275	36,225	39,075	42,175	45,175	47,850

New Retail Accounts Opened, net	4,900	5,525	6,050	5,950	5,775	5,375	6,250	5,825	5,825

Total Trades	692,000	660,000	840,000	812,000	1,021,000	1,187,000	1,309,000	1,171,000	936,000
Option Trade as % of Total Trades	81%	81%	82%	81%	82%	82%	83%	82%	79%

Client Assets ($MM)	$1,190	$1,290	$1,420	$1,530	$1,680	$1,780	$1,880	$1,980	$2,180
Average Client Equity/Retail Account ($M)			$46.1			$44.4			$43.5
Retail Commission Per Trade ($)			$10.55			$10.16			$9.25
Annualized Trades per Retail Account			142			153			170

Investor Education Group
Investools Marketed Paid Graduates	1,760	2,550	1,580	1,270	1,540	2,610	1,900	2,570	2,830
Partner Marketed Paid Graduates	700	2,170	1,610	2,080	2,130	1,360	540	800	830
Total Paid Graduates	2,460	4,720	3,190	3,350	3,670	3,970	2,440	3,370	3,660

Cumulative Graduates	282,000	288,000	293,000	298,000	302,000	308,000	311,000	316,000	321,000

Active Subscribers	86,700	89,500	90,800	91,000	93,000	94,600	95,300	96,800	98,000

(1) Retail DARTs are trades executed using the retail thinkorswim platform.

(2) Active Trader DARTs are trades executed using an active trader platform such as thinkpipes.

(3) Net new accounts opened are accounts where the account opening process has been initiated with the “intent to fund”, net of closed accounts.

(4) Includes students who graduated from both the Foundation Course and the Currency Trader Course

(5) Cumulative graduates includes graduates and their guest attendees at workshops

(6) Active subscribers includes subscribers to Investools Online, prophet.net, and Investools FX

Investools Inc.

Financial Summary

($ in millions)

	2006				2007
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Total sales transaction volume (1)	58.70	73.30	56.60	64.20	69.70	85.50	79.80
Change in deferred, net	(16.00)	(29.90)	(16.60)	(20.00)	(14.80)	(7.90)	4.60
Total revenue	42.70	43.40	40.00	44.20	54.90	77.60	84.40

Cost of revenue	28.70	35.90	26.30	30.40	32.10	37.30	35.80
Selling expense	12.30	12.20	12.10	16.30	19.20	16.90	16.20
General and administrative	8.10	8.60	8.30	7.70	22.40	15.40	15.60
Other expense (income)	—	1.90	(1.30)	3.50	1.00	4.00	3.80
Net income (loss)	(6.40)	(15.20)	(5.40)	(13.70)	(19.80)	4.00	13.00

Reconciliation of Non-GAAP Information

Net income (loss)	(6.40)	(15.20)	(5.40)	(13.70)	(19.80)	4.00	13.00
Depreciation and amortization	1.10	1.20	1.20	1.40	4.30	6.00	6.50
Other non-cash items	0.20	0.40	0.30	0.30	9.80	1.80	1.80
Special charges	0.40	2.60	0.20	4.40	0.10	0.80	0.30
Interest expense (income)	(0.30)	(0.60)	(0.60)	(0.90)	0.80	2.10	3.50
Net change in deferred revenue	15.80	29.90	16.70	19.90	14.70	7.60	(5.20)
Adjusted EBITDA ($) (2)	10.80	18.30	12.40	11.40	9.90	22.30	19.90
Adjusted EBITDA (%)	18.4%	25.0%	21.9%	17.8%	14.2%	26.1%	24.9%

	2006				2007
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Investor Education Group
Upsell metrics (3)	33%	27%	35%	45%	41%	48%	44%
PHD program	25%	27%	19%	20%	27%	18%	17%
Masters program	36%	32%	37%	31%	29%	25%	21%
Associates program	39%	41%	36%	29%	29%	30%	30%
Trading rooms	0%	0%	7%	20%	16%	27%	32%

thinkorswim Group Revenue (in thousands)
Commissions	8,139	9,695	10,301	11,627	12,880	16,703	19,637
Interest & dividends	1,563	2,211	2,713	3,159	4,025	4,988	5,960
Other & brokerage related revenue	3,307	2,802	2,586	2,686	3,445	5,200	6,837
Total thinkorswim group revenue	13,009	14,708	15,600	17,471	20,350	26,891	32,434

(1) The Company believes that Investor Education Group sales transaction volume is an important measure of business volume. Sales transaction volume is a non-GAAP financial measure and represents sales in a particular period before the effect of recognition of deferred revenue from prior periods and the deferral of current period sales. The table provides a reconciliation of non-GAAP total sales volume to GAAP revenue for the periods indicated.

(2) The Company believes that non-GAAP Adjusted EBITDA as shown in the table is a valuable representation of operating performance given the impact of accounting for deferred revenue and certain other costs. The table provides a reconciliation of Net Income (Loss) to Adjusted EBITDA for the periods indicated.

(3) This table outlines the workshop upsell rates during the periods indicated. During the third quarter of 2006, the Company introduced a subscription based Trading Rooms product as an alternative upsell at the workshop. Workshop upsell rates are the sales that take place at the workshops of advanced product sales. Upsell rates do not include sales from the Company’s other sales operations.